Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

[FOR IMMEDIATE RELEASE]

Avadel Pharmaceuticals Announces that Avadel Shareholders Approve the Proposed Acquisition by Alkermes

DUBLIN, January 12, 2026 - Avadel Pharmaceuticals plc (Nasdaq: AVDL), a public limited company incorporated in Ireland (“Avadel” or the “Company”) announces today that, in relation to the previously announced offer for the Company by Alkermes plc, a public limited company incorporated in Ireland (“Alkermes”), pursuant to which Alkermes will acquire the entire issued and to be issued ordinary share capital of the Company (the “Proposed Transaction”), the resolutions required to approve the scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Scheme”) were passed by the requisite majorities at the scheme meeting of shareholders (the “Scheme Meeting”) and the related extraordinary general meeting of shareholders (“EGM”) held earlier today.

Full details of the resolutions passed are set out in the notices of the Scheme Meeting and EGM contained in the definitive proxy statement filed by Avadel with the U.S. Securities and Exchange Commission (“SEC”) on December 3, 2025 (the “Definitive Proxy Statement”). A quorum was present at each of the Scheme Meeting and the EGM, being five or more registered holders of Avadel shares holding a majority of the voting power of Avadel shares as of 5.00 p.m. (U.S. Eastern Time) on November 25, 2025, the voting record time for the Scheme Meeting and the EGM. The final results of voting on each of the proposals submitted are as follows.

Scheme Meeting

At the Scheme Meeting, Avadel shareholders voted on the proposal described below:

1. That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to (the “Scheme Meeting Proposal”)

Avadel shareholders approved the Scheme Meeting Proposal at the Scheme Meeting with the following results, including the percentage of votes cast for and against the Scheme Meeting Proposal:

For		Against		Abstain
61,861,352	97.41%	1,646,857	2.59%	160,443

In addition, of the 21 shareholders of record voting on the Scheme Meeting Proposal, 20 shareholders of record, or 95.24% of those voting, voted in favour of the proposal and one shareholder of record, or 4.76% of those voting, voted against the proposal. Accordingly, the votes cast in favour of the Scheme Meeting Proposal represented a majority in number of the shareholders of record present and voting, either in person or by proxy, and at least 75% of the value of the shares voted at the meeting, either in person or by proxy.

The Avadel shares voted in favour of and against the Scheme Meeting Proposal represented 63.03% and 1.68%, respectively, of the 98,151,471 Avadel shares outstanding as of the voting record time and entitled to vote at the Scheme Meeting.

Extraordinary General Meeting

At the EGM, Avadel shareholders voted on the proposals described below:

1.	To approve the Scheme and authorize the directors of Avadel to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect (the “Scheme Approval Proposal”)

Avadel shareholders approved the Scheme Approval Proposal at the EGM with the following results, including the percentage of votes cast for and against the Scheme Approval Proposal:

For		Against		Abstain
62,444,065	96.53%	2,247,706	3.47%	167,662

2.	To amend the Articles of Association of Avadel so that any Avadel shares that are issued on or after the voting record time to persons other than Alkermes or its nominee(s) will either be subject to the Scheme or will be immediately and automatically acquired by Alkermes and/or its nominee(s) for the scheme consideration (the “Articles of Association Amendment Proposal”)

Avadel shareholders approved the Articles of Association Amendment Proposal at the EGM with the following results, including the percentage of votes cast for and against the Articles of Association Amendment Proposal:

For		Against		Abstain
61,808,690	95.85%	2,673,461	4.15%	377,282

3.	To approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Proposed Transaction (the “Compensation Proposal”)

Avadel shareholders approved the Compensation Proposal at the EGM with the following results including the percentage of votes cast for and against the Compensation Proposal:

For		Against		Abstain
55,489,041	86.37%	8,757,025	13.63%	613,367

About Avadel

Avadel Pharmaceuticals plc (Nasdaq: AVDL) is a biopharmaceutical company focused on transforming medicines to transform lives. Avadel’s approach includes applying innovative solutions to the development of medications that address the challenges patients face with current treatment options. Avadel’s commercial product, LUMRYZ™, was approved by the U.S. Food & Drug Administration as the first and only once-at-bedtime oxybate for extended-release oral suspension for the treatment of cataplexy or excessive daytime sleepiness in patients 7 years and older with narcolepsy. For more information, please visit Avadel’s website at www.avadel.com.

Contacts:

Avadel Investor Relations:
investors@avadel.com

Precision AQ:
Austin Murtagh
Austin.Murtagh@precisionAQ.com
(212) 698-8696

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “seek,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the Proposed Transaction. Such forward-looking statements include, but are not limited to, statements relating to the Proposed Transaction involving Alkermes and Avadel, Avadel’s current expectations and estimates about the anticipated benefits of the Proposed Transaction, the parties’ ability to satisfy the conditions to the consummation of the Proposed Transaction and the other conditions set forth in the transaction agreement between Alkermes and Avadel regarding the Proposed Transaction. Avadel’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the Proposed Transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Proposed Transaction; (iii) potential delays in consummating the Proposed Transaction; (iv) the ability of Avadel to timely and successfully achieve the anticipated benefits of the Proposed Transaction (v) the impact of health pandemics on the parties’ respective businesses and the actions the parties may take in response thereto; (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement between Alkermes and Avadel regarding the Proposed Transaction; (vii) the effect of the pendency of the Proposed Transaction on Avadel’s business relationships, operating results and business generally; (viii) costs related to the Proposed Transaction; and (ix) the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the transaction agreement between Alkermes and Avadel regarding the Proposed Transaction or the Proposed Transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Avadel’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Avadel’s website at https://investors.avadel.com/sec-filings. The forward-looking statements set out in this announcement are made only as of the date hereof. Avadel assumes no obligation and does not intend to update these forward- looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Avadel accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of Avadel (who have taken all reasonable care to ensure such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(a) of the Irish Takeover Rules, any person who is ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel must make an ‘opening position disclosure’ following the commencement of the ‘offer period’. An ‘opening position disclosure’ must contain the details contained in Rule 8.6(a) of the Irish Takeover Rules, including, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of Avadel. An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 p.m. (U.S. Eastern Time) on the day falling ten ‘business days’ following the commencement of the ‘offer period’. Relevant persons who deal in any ‘relevant securities’ prior to the deadline for making an ‘opening position disclosure’ must instead make a ‘dealing’ disclosure as described below. The offer period in respect of Avadel in relation to the Proposed Transaction commenced on October 22, 2025.

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Avadel during the ‘offer period’, by no later than 3:30 p.m. (U.S. Eastern Time) on the ‘business day’ following the date of the relevant transaction.

If two or more persons cooperate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Avadel or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of Avadel and any offeror must make an ‘opening position disclosure’ by no later than 12:00 noon (U.S. Eastern Time) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (U.S. Eastern Time) on the ‘business day’ following the date of the transaction (see Rules 8.1, 8.2 and 8.4 of the Irish Takeover Rules).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8 of the Irish Takeover Rules, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

PUBLICATION ON WEBSITE

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this announcement will be available on Avadel’s website at https://investors.avadel.com/transaction-overview by no later than 12:00 noon (U.S. Eastern Time) on the business day following publication of this announcement. The content of the website referred to in this announcement is not incorporated into, and does not form part of, this announcement.

ADDITIONAL INFORMATION

Certain capitalized words used in this announcement and not herein defined have the meanings given to such words in the announcement issued by the Company and Alkermes under Rule 2.7 of the Irish Takeover Rules on October 22, 2025.

The release, publication or distribution of this announcement in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this announcement are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this announcement (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland and the United States will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

NO PROFIT FORECAST / QUANTIFIED FINANCIAL BENEFIT STATEMENT / ASSET VALUATION

No statement in this announcement is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods. No statement in this announcement constitutes an asset valuation.